Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PharMerica Corporation (the “Corporation”) on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Berard E. Tomassetti, Senior Vice President and Chief Accounting Officer of the Corporation, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/S/ BERARD E. TOMASSETTI

Berard E. Tomassetti

Senior Vice President and Chief Accounting Officer

May 1, 2013

(Although the Registrant appointed a new Chief Financial Officer effective April 12, 2013, the Registrant’s Chief Accounting Officer is also performing the function of the Principal Financial Officer on the filing date of this report.)